Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
Commitments and Contingencies
8.	Commitments and Contingencies:

Capital Expenditures under the Company’s Newbuilding program:

As of June 30, 2026, the Company has remaining contractual commitments to the shipyard for its Newbuilding MR Tanker amounting to $38,420 ($4,520 payable in 2028 and $33,900 payable in 2029). Those commitments are financed 85% from a lease financing agreement with ABCFL (see Note 7). Additionally, the Company has remaining contractual commitments to the shipyard for its Newbuilding Yacht, that are non-recourse to the Company, totaling Euro 31,000 or $35,315 (Euro 13,500 or $15,379 payable in 2026 and Euro 17,500 or $19,936 payable in 2027).

On July 13, 2026, the Company entered into an SPA with the Former Parent to acquire the shares of a company that is party to a shipbuilding contract for the Second Newbuilding MR Tanker (see Note 13). On August 14, 2026, the SPA was consummated and, as a result, the Company assumed commitments of $38,420 ($9,040 in 2028 and $29,380 in 2029).

On July 27, 2026, the Company entered into an SPA with the Former Parent to acquire the shares of another company that is party to a shipbuilding contract for the Third Newbuilding MR Tanker (see Note 13). Once the SPA is consummated, which is expected to occur by September 30, 2026, the Company will have assumed commitments of $38,420 ($13,560 in 2028 and $24,860 in 2029).